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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934 DATE OF REPORT

              (Date of earliest event reported): February 20, 2007

                                COLUMBIA BANCORP
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             (Exact name of registrant as specified in its charter)

             Oregon                     0-27938                93-1193156
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

                        401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
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                    (Address of principal executive offices)

                                 (541) 298-6649
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On February 15, 2007, Columbia Bancorp ("Columbia") entered into an Amended and Restated Executive Bonus Deferral Agreement and into an Executive Salary Continuation Agreement for its Chief Executive Officer, Roger L. Christensen; its Chief Financial Officer and Chief Administrative Officer, Greg B. Spear; its President of Columbia River Bank, Craig J. Ortega; its Chief Banking Officer, R. Shane Correa; and its Chief Credit Officer, Britt W. Thomas. Each of the foregoing executives is a named executive officer of the registrant. The form of each such agreement is furnished herewith.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit     Item
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10.01       Form of Amended and Restated Executive Bonus Deferral Agreement.

10.02       Form of Executive Salary Continuation Agreement.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2007                 /s/ Roger L. Christensen
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                                         Roger L. Christensen,
                                         Chief Executive Officer -
                                         Columbia River Bank;
                                         President and Chief Executive Officer -
                                         Columbia Bancorp